Exhibit 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1

to

JOINT DEVELOPMENT AGREEMENT

between

BMW OF NORTH AMERICA, LLC

300 Chestnut Ridge Road

Woodcliff Lake, NJ 07677

USA

hereinafter referred to as “BMW”

and

SOLID POWER, INC.

486 S. Pierce Ave., Suite E

Louisville, CO 80027

USA

hereinafter referred to as “Solid Power”

The Joint Development Agreement (“Agreement” or “JDA”) entered into as of July 1, 2017, by and between Solid Power, Inc., with a principal place of business at 486 S. Pierce Ave., Suite E, Louisville, CO 80027, USA (“Solid Power”), and BMW of North America, LLC, a Delaware limited liability company with a principal place of business at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, USA (“BMW”), shall be amended.

Purpose: The purpose of this Amendment No. 1 to the Joint Development Agreement dated July 1, 2017 between BMW and Solid Power is to:

1.	Extend the working relationship between the two Parties by defining [ * * * ]; and
2.	Modify select terms and conditions in the original Agreement (below) in accordance with [ * * * ].

The parties agree to amend the Agreement as follows as of February 18, 2021 (“Effective Date”).

1. Section 1.12 is hereby amended as follows:

1.12 “JDA Automotive Product” means [ * * * ]

2. Section 2.4 is hereby amended as follows:

Subcontracting. Except as set forth in this section, neither party may subcontract any of its obligations related to [ * * * ] without the prior written consent of the other party. BMW may subcontract its obligations to its Affiliates; provided, however, that

(a) BMW shall remain ultimately liable for the performance of its obligations hereunder, and any act or omission by its Affiliates that would, if it were undertaken by BMW, be a breach of this Agreement, shall be deemed a breach of this Agreement by BMW;

(b) to the extent that BMW or a BMW Affiliate [ * * * ] under this Agreement, ownership rights of [ * * * ]; and

(c) Each party shall cause its Affiliates to comply with the terms and conditions of the NDA (as defined in Sec. 7 (Confidentiality)) as if they were signatories to the NDA, with respect to any information disclosed by the other party in connection with this Agreement.

3. Section 2.7.1 (b)(iii), first paragraph, is hereby amended as follows:

Adequate Solid Power Offer. If Solid Power [ * * * ]. Alternately, Solid Power may [ * * * ].

4. Section 2.7.2 is hereby amended as follows:

2.7.2 Third party [ * * * ] manufacturer.

In case the [ * * * ] is manufactured by [ * * * ], Solid Power and BMW will [ * * * ]. Therefore, the Parties intend to approach [ * * * ].

The Parties have agreed on [ * * * ]. However, before a [ * * * ]. The approval of [ * * * ] shall not be unreasonably withheld.

Solid Power will complete all necessary actions to enable [ * * * ], including by providing Solid Power’s [ * * * ].

[ * * * ]

For the avoidance of doubt, nothing in this Agreement shall be construed to restrict the various [ * * * ] pertaining to [ * * * ] or [ * * * ]. [ * * * ].

5. Section 2.8 is hereby amended as follows:

2.8 Further Cooperation.

In the event Solid Power fails to meet the [ * * * ] or fails to meet the [ * * * ] due to no fault of the Parties, the Parties agree to continue to cooperate to achieve [ * * * ]. The parties acknowledge that the terms of such further cooperation will be negotiated between them and will require further amendments to the JDA or a wholly separate development agreement.

6. Section 3.2(b) is hereby amended as follows:

(i)	(b) License to [ * * * ] IP. [ * * * ]

7. Section 3.5 is hereby amended as follows:

3.5 Failure to [ * * * ]. Solid Power and BMW agree:

(i)	[ * * * ]; and

(b)	that following and conditional upon the negotiation and execution of [ * * * ]

(i)	[ * * * ]; and

(ii)	[ * * * ]; and

(c)	[ * * * ]; and

(d)	[ * * * ]; and

(e)	[ * * * ].

For clarification, if this JDA is terminated after [ * * * ], clauses that address (b), (c), (d), and (e) in the [ * * * ] shall survive.

8. Section 7 is hereby amended as follows:

Confidentiality. Any information exchanged between the parties in connection with this Agreement shall be subject to that certain Mutual Confidentiality Agreement dated 2/04/2016 by and between BMW and Solid Power (the “NDA”); provided, however, [ * * * ]. Upon execution of this Agreement, both parties may agree to issue a joint press release. Prior to issuance, the content of any such press release shall be approved in writing by both parties or their respective Affiliates.

9. Section 8.1 is hereby amended as follows:

Term. Except as otherwise provided in this Agreement, the JDA Project shall terminate upon the occurrence of any of the following: (a) [ * * * ] months after [ * * * ] and [ * * * ]; or (b) the end of [ * * * ] have not been achieved according to [ * * * ]; or (c) [ * * * ] months after the [ * * * ].

10. Section 11.6 is hereby amended as follows:

Notices. All notices, communications, requests, demands, consents and the like required or permitted under this Agreement will be in writing and will be deemed given and received

(a) when delivered personally,

(b) when sent by confirmed telecopy,

(c) seven (7) days after having been duly mailed by first class, registered or certified mail, postage prepaid, or

(d) one (1) business day after deposit with a commercial overnight carrier. All notices will be addressed to the attention of the receiving party at the addresses specified below, or to such other address as the receiving party may have furnished to the other by a proper notice.

If to Solid Power	If to BMW:
Solid Power, Inc.	BMW Group Technology Office USA
486 S. Pierce Ave., Suite E Louisville, CO 80027	2606 Bayshore Parkway Mountain View, CA 94043
Attn: [ * * * ]	Attn: [ * * * ]
Phone: [ * * * ]	Phone: [ * * * ]

11. The following Annexes are hereby amended as attached to this document:

Annex 1: [ * * * ]

Annex 2: Statement of Work

Annex 3: Budget breakdown and [ * * * ]

Annex 4: [ * * * ]

Annex 5: Intended [ * * * ]

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, each of the parties has caused its duly-authorized representative to execute this Amendment No. 1 to the Agreement as of the Effective Date.

Solid Power, Inc.	BMW of North America, LLC

/s/ Douglas Campbell	/s/ Peter Buchanel
Signature	Signature

Douglas Campbell	Peter Buchanel
Printed Name	Printed Name

CEO	Deputy Chief Financial Officer
Title	Title

/s/ David Jansen	/s/ Howard S. Harris
Signature	Signature

David Jansen	Howard S. Harris
Printed Name	Printed Name

President	Secretary and Deputy For President and CEO
Title	Title

Annex 1

[ * * * ]

Annex 2

[ * * * ]

Annex 3

[ * * * ]

Annex 4

[ * * * ]

Annex 5

[ * * * ]